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T. Rowe Price New America Growth Fund

 Supplement to prospectus dated May 1, 2002
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 Effective immediately, the Portfolio Management paragraph on page 18 of the prospectus is replaced with the following:

   Portfolio Management
   Effective May 29, 2002, Robert W. Smith became Chairman of New America Growth Fund's Investment Advisory Committee and assumed day-to-day responsibility for managing the fund. Marc L. Baylin stepped down as Chairman to pursue interests outside of T. Rowe Price, and we wish him well in his new endeavors. Mr. Smith has been a member of this fund's Investment Advisory Committee since April 2000. He has been has been an analyst and portfolio manager with T. Rowe Price since 1992 and has been managing investments since 1987.

   As of May 29, 2002, the fund's Investment Advisory Committee also consists of Brace C. Brooks, Giri Devulapally, Henry M. Ellenbogen, Christopher R. Leonard, Robert W. Sharps, and R. Candler Young.
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 The date of this supplement is May 29, 2002.
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 F60-041 5/29/02